SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits

(c) The following exhibit is furnished under Items 9 and 12 as part of this report:

99.1        Press Release of the Registrant, dated May 6, 2004.

Item 9.    Regulation FD Disclosure

On May 6, 2004, Aspen Insurance Holdings Limited issued a press release announcing results for the first quarter ended March 31, 2004, which has been attached as Exhibit 99.1.

Item 12.    Results of Operations and Financial Condition

On May 6, 2004, Aspen Insurance Holdings Limited issued a press release announcing results for the first quarter ended March 31, 2004, which has been attached as Exhibit 99.1.

The information furnished under Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: May 6, 2004	By:	/s/ Julian Cusack
Name: Julian Cusack Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Registrant dated May 6, 2004.